Exhibit 10.2

Execution

VOTING AND NON-REDEMPTION AGREEMENT

This VOTING AND NON-REDEMPTION AGREEMENT (this “Agreement”) is entered into as of February ___, 2021 (the “Agreement Date”) by and between Spire Global, Inc., a Delaware corporation (the “Company”), NavSight Holdings, Inc., a Delaware corporation (“SPAC”), and the undersigned stockholder of SPAC (“Stockholder”). SPAC, Stockholder and the Company are collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of the Class A common stock, par value $0.0001 per share (“Class A Stock”), of SPAC and the number of shares of the Class B common stock, par value $0.0001 per share (“Class B Stock”), of SPAC set forth on Exhibit A attached hereto (such shares, the “Owned Securities”, and together with any other shares of capital stock of SPAC acquired by Stockholder after the date hereof and prior to the earlier of the Closing and the termination of all of Stockholder’s obligations under this Agreement being collectively referred to herein as the “Securities”);

WHEREAS, the Company, SPAC, and NavSight Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of SPAC (“Merger Sub”), and certain other parties propose to enter into a Business Combination Agreement, dated as of the date hereof (the “BCA”), pursuant to which, subject to the terms and conditions set forth in the BCA, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of SPAC (the “Business Combination”);

WHEREAS, it is a condition precedent to the consummation of the Business Combination that the stockholders of SPAC approve the SPAC Stockholder Matters (collectively, the “Approval”);

WHEREAS, the restated certificate of incorporation of SPAC, filed with the Secretary of State of the State of Delaware on September 9, 2020 (the “Charter”), provides Stockholder with certain rights to redeem its shares of Class A Stock in connection with the Business Combination (the “Redemption Rights”);

WHEREAS, as a condition to the willingness of the Company and SPAC to enter into the BCA and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement; and

WHEREAS, all capitalized terms used but not defined herein shall have the respective meanings specified in the BCA.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth in the herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Agreement not to Redeem. Stockholder irrevocably and unconditionally hereby (a) agrees that Stockholder shall not, and shall cause its Affiliates not to, elect to redeem or otherwise tender or submit for redemption any of its Securities pursuant to or in connection with the SPAC Stockholder Redemption or otherwise in connection with the Business Combination, and (b) waives, on behalf of itself and its Affiliates, the Redemption Rights. In the event of a breach of this Section 1, Stockholder irrevocably and unconditionally agrees to, or to cause one or more of its Affiliates to, subscribe for and purchase from SPAC a number of shares of Class A Stock equal to the number of shares of Class A Stock redeemed pursuant to the Redemption Rights, for a per share purchase price equal to the amount to be received by public stockholders of SPAC exercising their Redemption Rights under the Charter in connection with the Business Combination.

2. Agreement to Vote. From and after the date hereof until the Expiration Date, Stockholder (in such capacity and not in any other capacity) irrevocably and unconditionally hereby agrees that, at any meeting (whether annual or special and each adjourned or postponed meeting) of SPAC’s stockholders, however called, or in connection with any other written consent of SPAC’s stockholders, the Stockholder will (x) appear at such meeting or otherwise cause all of the Securities to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities:

(a) in favor of the Approval (and, in the event that the Approval is presented as more than one proposal, in favor of each proposal that is part of the Approval), and in favor of any other proposals set forth in the Registration Statement/Proxy Statement filed by the SPAC with the SEC relating to the Transactions;

(b) for any proposal to adjourn or postpone the applicable stockholder meeting to a later date if (and only if) there are not sufficient votes for approval of the BCA and any other proposals related thereto as set forth in the Registration Statement/Proxy Statement on the dates on which such meetings are held;

(c) against any SPAC Acquisition Proposal, without regard to the terms of such SPAC Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the BCA or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the BCA;

(d) against any other action, agreement or transaction, that is intended, that could reasonably be expected, or the effect of which could reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the BCA or this Agreement or the performance by Stockholder of its obligations under this Agreement;

(e) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of SPAC contained in the BCA, or of Stockholder contained in this Agreement; and

(f) in favor of any other matter necessary or desirable to the consummation of the transactions contemplated by the BCA, including the Merger (clauses (a) through (f) of this Section 2, the “Required Voting Matters”).

The obligations of Stockholder specified in this Section 2 shall apply whether or not the Merger, any of the Transactions or any action described above is recommended by the board of directors of SPAC.

3. Grant of Irrevocable Proxy and Power of Attorney; Appointment of Proxy.

(a) From and after the date hereof until the Expiration Date, Stockholder hereby irrevocably and unconditionally grants to, and appoints, the Company, and any of its respective designees as Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to (i) vote or cause to be voted (including by proxy or written consent, if applicable) the Securities in accordance with the Required Voting Matters, in each case, in the event that the Stockholder fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 2, it being understood that the proxy holder may not exercise the proxy granted pursuant to this Section 3(a) on any matter except for those matters described in Section 2, and (ii) revoke any redemption election made by Stockholder in contravention of Section 1 with respect to any of Stockholder’s shares of Class A Stock and cause SPAC’s transfer agent to fail to redeem such shares in connection with the Business Combination.

(b) Stockholder hereby represents that any proxies and powers of attorney heretofore given in respect of the Securities, if any, are revocable, and hereby revokes such proxies and powers of attorney.

(c) Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3 are given in connection with the execution of the BCA, and that such irrevocable proxy and power of attorney are given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy and power of attorney are coupled with an interest and, except as set forth in this Section 3, are intended to be irrevocable. If for any reason the proxy or power of attorney granted herein is not irrevocable, then Stockholder agrees, until the Expiration Date, to vote the Securities in accordance with Section 2(a) through Section 2(e) above as instructed by the Company and SPAC in writing.

4. Restrictions on Transfer. Except as contemplated by this Agreement, the BCA, and the Transactions, from the date hereof until the Expiration Date, Stockholder shall not, and shall cause its Affiliates not to, directly or indirectly, (a) offer for sale, sell, transfer, tender, pledge, convert, encumber, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Securities, (b) grant any proxies or powers of attorney with respect to any or all of the Securities (except in connection with voting by proxy at a meeting of stockholders of SPAC as contemplated by Section 2 of this Agreement), or (c) permit to exist any lien or encumbrance with respect to any or all of the Securities other than those created by this Agreement; provided that any lien or encumbrance with respect to Securities that would not prevent, impair or delay Stockholder’s ability to comply with the terms and conditions of this Agreement shall be permitted and will not be deemed to violate the restrictions contained above. Notwithstanding the foregoing, this Section 4 shall not prohibit a Transfer of Securities by Stockholder to (i) one of its Affiliates, (ii) in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an Affiliate of such person; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) in the case of an individual, pursuant to a charitable gift or contribution, and (vi) by virtue of the Stockholder’s organizational documents upon liquidation or dissolution of Stockholder; provided that in case of clauses (i)-(v), such transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and SPAC, to assume all of the obligations of Stockholder hereunder and to be bound by the terms of this Agreement; provided, in the case of clauses (iii), (iv), and (vi), the transferee will not be required to assume the voting obligations under Section 2 of this Agreement if the transferee’s assumption of such obligations would violate any applicable Laws, including any securities Laws, or would reasonably be expected to materially delay or impede the Registration Statement / Proxy Statement being declared effective under the Securities Act. Any transfer in violation of this Section 4 shall be null and void ab initio.

5. Inconsistent Agreements. Stockholder hereby covenants and agrees that, except for this Agreement, it (a) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities and (b) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Securities.

6. Restricted Activities. Stockholder agrees that he, she or it shall (i) be bound by and subject to Section 8.08(a) (Confidentiality; Publicity) of the BCA to the same extent as such provisions apply to the parties to the BCA, as if Stockholder is directly party thereto, and (ii) not, directly or indirectly, take any action that the SPAC is prohibited from taking pursuant to Section 8.06 of the BCA.

7. Representations and Warranties of Stockholder. Stockholder represents and warrants to SPAC as follows:

(a) If Stockholder is a natural person, Stockholder has full legal right and capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. If Stockholder is not a natural person, Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder.

(b) The execution, delivery and performance of this Agreement by Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder and no other actions or proceedings on the part of Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

(c) The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Owned Securities pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Stockholder is a party or by which Stockholder or to which the Owned Securities are subject, other than those which would not reasonably be expected to have a material adverse effect on the legal authority of Stockholder to enter into and timely perform its obligations under this Agreement (a “Stockholder Material Adverse Effect”), (ii) if Stockholder is not an individual, result in any violation of the provisions of the organizational documents of Stockholder, other than those that would not reasonably be expected to have a Stockholder Material Adverse Effect, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any Governmental Authority having jurisdiction over Stockholder or any of its properties, other than those that would not reasonably be expected to have a Stockholder Material Adverse Effect.

(d) Stockholder owns, beneficially and of record, as of the date hereof, the shares of Class A Stock and Class B Stock set forth on Exhibit A attached hereto free and clear of any proxy, voting restriction, adverse claim or other lien (other than any restrictions created by this Agreement, the SPAC Organizational Documents and applicable securities Laws). Except for shares of Class A Stock and Class B Stock set forth on Exhibit A attached hereto and any Public Warrants and/or Private Warrants held by Stockholder, as of the date of this Agreement, Stockholder is not a record holder of any (i) equity securities of SPAC, (ii) securities of SPAC having the right to vote on any matters on which the stockholders of SPAC may vote or which are convertible into or exchangeable for, at any time, equity securities of SPAC, or (iii) options or other rights to acquire from SPAC any equity securities or securities convertible into or exchangeable for equity securities of SPAC, except as contemplated by the Transaction Agreements.

(e) Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act and those set forth as conditions to closing in the BCA, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by Stockholder from, or to be given by Stockholder to, or be made by Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by Stockholder of this Agreement or the consummation of the transactions contemplated hereby.

(f) There is no Action pending or, to the knowledge of Stockholder, threatened, against Stockholder that challenges Stockholder’s beneficial or record ownership of the Securities, the validity of this Agreement or the performance by Stockholder of its obligations under this Agreement.

(g) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Stockholder with the SEC with respect to the beneficial ownership of SPAC’s common stock, Stockholder is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(h) Stockholder understands and acknowledges that the Company and SPAC are entering into the BCA in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of Stockholder contained herein.

(i) No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which SPAC or the Company is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of Stockholder, on behalf of Stockholder.

8. Covenants of Stockholder. Stockholder hereby: (a) agrees to promptly notify the Company and SPAC of the number of any new Securities acquired by Stockholder after the date hereof and prior to the Expiration Date (any such Securities being subject to the terms of this Agreement as though owned by Stockholder on the date hereof); (b) agrees to permit SPAC to publish and disclose Stockholder’s identity, ownership of the Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and, if deemed appropriate by SPAC or the Company, a copy of this Agreement, in (i) the Registration Statement/Proxy Statement, (ii) any Form 8-K filed by SPAC with the SEC in connection with the execution and delivery of the BCA and the Registration Statement/Proxy Statement, and (iii) any other documents or communications provided by SPAC or the Company to any Governmental Authority or to securityholders of SPAC, in each case, to the extent required by the federal securities Laws or the SEC or any other securities authorities; and (c) shall and does authorize the Company, SPAC and any of their respective counsels to notify SPAC’s transfer agent that there is a stop transfer order with respect to all of the Securities (and that this Agreement places limits on the voting and transfer of such shares), provided that the Company, SPAC, or such counsel, as applicable, further notifies SPAC’s transfer agent to lift and vacate the stop transfer order with respect to the Securities following the Expiration Date. Stockholder agrees that it shall not, and shall cause its Affiliates not to, indirectly accomplish or attempt to accomplish that which it is not permitted to accomplish directly under this Agreement.

9. Termination. This Agreement shall terminate and be of no further force or effect upon the earliest to occur of (a) the consummation of the Merger, (b) the termination of the BCA pursuant to and in compliance with the terms therein, and (c) the mutual written agreement of each of the parties hereto to terminate this Agreement (such earliest date, the “Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that (a) this Section 9, Section 11 and Section 13 shall survive any termination of this Agreement and (b) such termination shall not relieve any party from liability for any Willful Breach of this Agreement prior to such termination. For purposes of this Section 9, “Willful Breach” means a material breach of this Agreement by a party that is a consequence of an act undertaken or a failure to act by the breaching party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to constitute or result in a breach of this Agreement.

10. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Stockholder makes no agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a record holder and beneficial owner of the Securities, and not in such Stockholder’s capacity as a director, officer or employee of SPAC or any of its Affiliates, as applicable and (b) nothing herein will be construed to limit or affect any action or inaction by such Stockholder or any representative of such Stockholder serving as a member of the board of directors of SPAC or its Affiliates or as an officer, employee or fiduciary of SPAC or its Affiliates, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of SPAC or such Affiliate.

11. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the Persons that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any Party under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Section 11 shall limit, amend or waive any rights or obligations of any party to this Agreement or the BCA.

12. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Company any direct or indirect ownership or incidents of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to Stockholder, and the Company shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of SPAC or exercise any power or authority to direct Stockholder in the voting of any of the Securities, except as otherwise provided herein with respect to the Securities. Except as otherwise set forth in Section 2, the Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the stockholders of SPAC.

13. Miscellaneous.

(a) The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

(b) Except as otherwise provided herein, each Party shall bear its own expenses incurred in connection with this Agreement, regardless of whether the Transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

(c) All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

if to SPAC:

NavSight Holdings, Inc.

12020 Sunrise Valley Drive, Suite 100

Reston, Virginia 20191

Email: Jack Pearlstein

Attn: jack@navsight.com

with a copy to:

Venable LLP

1290 Avenue of the Americas, 20th Floor

New York, NY 10104

Attn: Wallace Christner

Email: wechristner@venable.com

if to the Company:

Spire Global, Inc.

251 Rhode Island St.

Suite 204

San Francisco, CA 94103

Attn: Legal Department

Email: legal@spire.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Attention: Andrew Hill

E-mail: ahill@wsgr.com

Wilson Sonsini Goodrich & Rosati, P.C.

One Market Plaza, Spear Tower, Suite 3300

San Francisco, CA 94105

Attention: Ethan Lutske

E-mail: elutske@wsgr.com

if to Stockholder, to the address or email of Stockholder set forth on the signature page hereto.

(d) This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement. Any Party may, at any time prior to the Closing, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive in writing any rights or conditions in its favor under this Agreement or agree to an amendment or modification to this Agreement and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

(e) Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 11.

(f) This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

(g) This Agreement, and the other agreements referred to in this Agreement and the BCA, constitute the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the Parties except as expressly set forth or referenced in this Agreement, the BCA, and the Transaction Agreements. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such Action except in such courts, (ii) agrees that any claim in respect of any such Action may be heard and determined in the Court of Chancery of the State of Delaware or, to the extent permitted by Law, in such federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Action in the Court of Chancery of the State of Delaware or such federal court and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in the Court of Chancery of the State of Delaware or such federal court. Each of the Parties agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 13(c). Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(H).

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the Expiration Date, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13(i) shall not be required to provide any bond or other security in connection with any such injunction.

(j) In the event of a stock split, stock dividend or distribution, or any change in SPAC’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(k) For purposes of this Agreement, whenever the context requires the singular number shall include the plural, and vice versa, the masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders, and the neuter gender shall include masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” are intended to refer to Sections of this Agreement. The headings and captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement, and shall not be referred to in connection with the construction or interpretation of this Agreement. The words, “hereby,” “herewith,” “herein,” “hereto,” “hereof” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or paragraph hereof. Derivative forms of defined terms shall have correlative means.

(l) If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SPAC:

NAVSIGHT, INC.

By:
Name:
Title:

[Signature page to Voting and Non-Redemption Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

SPIRE GLOBAL, INC.

By:
Name:
Title:

[Signature page to Voting and Non-Redemption Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

STOCKHOLDER:

[NAME]

By:
Name:
Title:

Address:

Email:

[Signature page to Voting and Non-Redemption Agreement]

Exhibit A

SPAC Shares

Class A Common Stock	[	]
Class B Common Stock	[	]